                                                                      EXHIBIT 99


                      PRESS RELEASE              Certegy Inc.
                                                 11720 Amber Park Drive
                                                 Suite 600
                                                 Alpharetta, Georgia 30004

                                                 Phone 678-867-8000
                      Date: October 22, 2002     Fax 678-867-8100


                                                 Contact:  Mary K. Waggoner
                                                 Vice President - Investor and
                                                 Public Relations
                                                 678-867-8004
                                                 mary.waggoner@certegy.com

FOR IMMEDIATE RELEASE


                     CERTEGY REPORTS THIRD QUARTER EARNINGS

ALPHARETTA, GA, OCTOBER 22, 2002 - Certegy Inc. (NYSE:CEY) today reported third quarter 2002 diluted earnings per share of $0.35 on revenue of $254.5 million, operating income of $41.3 million and net income of $24.4 million. These results include a $5.4 million, or $0.05 per diluted share, asset impairment and severance charge. Excluding this charge, diluted earnings per share was $0.40, operating income was $46.7 million and net income was $27.9 million.

THIRD QUARTER FINANCIAL HIGHLIGHTS

Highlights of the 2002 third quarter financial results, excluding the $5.4 million charge, as compared to pro forma 2001, are as follows:

         -        Revenue grew 6.9 percent to $254.5 million.

         -        Operating income of $46.7 million increased 3.7 percent.

         - Interest expense declined to $1.6 million, driven by low interest rates and debt reductions.

         -        Net income increased by 7.5 percent to $27.9 million.

         -        Diluted earnings per share of $0.40, increased by 8.1 percent.

         - Total debt outstanding was $166.7 million at September 30, 2002.

         - 1,978,000 shares of common stock were repurchased at a cost of $41.3 million between September 25 and October 8, increasing total debt outstanding to $195.0 million at October 15, 2002.

"Our core business dynamics remain strong," said Lee Kennedy, Chairman, President and Chief Executive Officer. "We are focused on growing revenue, while at the same time taking steps to ensure we have the appropriate cost structure in place."


                                                                  (CERTEGY LOGO)

Statement of Financial Accounting Standards ("SFAS") No. 142 modifies accounting for business combinations, goodwill and identifiable intangible assets. As of January 1, 2002, all goodwill amortization ceased. In the third quarter of 2001, Certegy's operating income included $2.3 million of goodwill amortization, or approximately $0.027 per diluted share. For comparative purposes, the pro forma financial results for the third quarter of 2001 include adjustments to reflect this accounting change, as if it had been effective January 1, 2001. Attachment Page 2 of 7 provides detail pro forma financial results for third quarter of 2001.

SEGMENT RESULTS

Card Services generated revenue of $167.6 million in the third quarter of 2002, an increase of $4.8 million, or 2.9 percent, over the prior year quarter. Excluding nonrecurring revenue of $6.3 million in the company's e-banking operations during the third quarter of 2001, Card Services' revenue increased by
7.1 percent (8.2 percent in local currency), driven by a 12.7 percent increase in merchant processing revenue and a 5.0 percent increase in North American card issuing revenue. International card revenue declined by 2.3 percent (an increase of 3.8 percent in local currency) due to unfavorable currency rates and volatile economic conditions in Brazil. Excluding Latin America, international card revenue increased by 27.3 percent (18.4 percent in local currency). Card Services' operating income of $38.9 million increased $2.0 million, or 5.4 percent, over the prior year quarter.

Check Services generated revenue of $86.9 million in the third quarter of 2002, an increase of $11.7 million, or 15.6 percent (14.4 percent in local currency), over the third quarter of 2001. Check volumes increased 11.7 percent over the prior year quarter. The growth in volume and revenue are primarily attributable to new contract signings. Check Services' operating income grew to $12.1 million, or 4.1 percent over third quarter 2001. Operating income growth in the quarter was impacted by check volume mix and investment in the check cashing business.

Corporate expense increased $0.8 million to $4.3 million. The corporate office was established during the prior year quarter; thus, corporate expense was lower in that initial period.

The $5.4 million charge includes a $5.2 million asset impairment charge and a $0.2 million severance charge. Additional severance and related costs will be incurred in the fourth quarter of 2002.

BUSINESS HIGHLIGHTS

Certegy added 2.2 million cards globally during the quarter, increasing its North American card base to 22.2 million and its international card base to 24.0 million.

The Company continues to gain market share in its traditional check authorization business. Significant customer signings in the third quarter included Price Chopper, Polo Ralph Lauren, Sunglass Hut, Hollywood Entertainment and several leading regional and mid-tier accounts.


                                                                  (CERTEGY LOGO)

OUTLOOK

On September 20, 2002 the Company revised earlier revenue and earnings guidance for 2002 and 2003. In 2002, revenue is expected to increase 8 to 9 percent and diluted earnings per share is expected to be $1.39 to $1.40, before asset impairment and severance charges of approximately $0.08 to $0.09 per diluted share. The Company anticipates a fourth quarter 2002 charge of approximately $3.0 million to $4.0 million, or $0.03 to $0.04 per diluted share, to cover severance and related costs. In 2003, revenue is expected to increase 6 to 8 percent and diluted earnings per share are expected to be $1.52 to $1.55.

TELECONFERENCE

Management will host a teleconference to discuss third quarter earnings on Tuesday, October 22, 2002 at 9:00 a.m. Eastern Time. The live audio Webcast and replay of the speakers' presentations will be available at www.certegy.com. Please be advised that Microsoft's Windows Media Player(TM) must be downloaded prior to accessing the presentation. It can be downloaded from www.microsoft.com/windows/mediaplayer.

                                       ###

The statements in this release include forward-looking statements that are based on current expectations, assumptions, estimates, and projections about Certegy and our industry. They are not guarantees of future performance and are subject to risks and uncertainties, many of which are outside of Certegy's control, that may cause actual results to differ significantly from what is expressed in those statements. The factors that could, either individually or in the aggregate, affect our performance include the following, which are described in greater detail in the section entitled "Certain Factors Affecting Forward-Looking Statements" in our 2001 Annual Report on Form 10-K filed with the SEC: Our ability to maintain or improve our competitive positions against current and potential competitors; the level of economic growth or other factors affecting demand for our products and services; loss of key customer contracts or strategic relationships; changes in regulation or industry standards applicable to our businesses or those of our customers; risks associated with investments and operations in foreign countries, including exchange rate fluctuations and local political, social, and economic factors, and those other risks listed in the above-referenced section of our Form 10-K.

                                       ###

Certegy (NYSE:CEY) provides credit and debit card processing, check risk management and check cashing services, and merchant processing to over 6,000 financial institutions, 117,000 retailers and 100 million consumers worldwide. Headquartered in Alpharetta, Georgia, Certegy maintains a strong global presence with operations in the United States, Canada, United Kingdom, Ireland, France, Chile, Brazil, Australia and New Zealand. As a leading payment services provider, Certegy offers a comprehensive range of transaction processing services, check risk management solutions and integrated customer support programs that facilitate the exchange of business and consumer payments. Certegy generated $936 million in revenue in 2001. For more information on Certegy, please visit www.certegy.com.



                                                                  (CERTEGY LOGO)

                                  CERTEGY INC.
                       CONSOLIDATED STATEMENTS OF INCOME
       FOR THE THREE MONTHS ENDED SEPTEMBER 30, 2002 AND 2001 (PRO FORMA)
                    (In thousands, except per share amounts)
                                  (Unaudited)


                                                       Three Months Ended September 30,
                                                       ---------------------------------
                                                                              Pro Forma
                                                          2002                 2001(1)
                                                       ---------              ---------

Revenues ....................................          $ 254,506              $ 237,982
                                                       ---------              ---------

Operating expenses:
    Costs of services .......................            179,132                168,375
    Selling, general and administrative .....             28,718                 24,611
    Asset impairment and severance charge ...              5,390                     --
                                                       ---------              ---------
                                                         213,240                192,986
                                                       ---------              ---------

Operating income ............................             41,266                 44,996
Other income, net ...........................                151                    383
Interest expense ............................             (1,619)                (3,664)
                                                       ---------              ---------
Income before income taxes ..................             39,798                 41,715
Provision for income taxes ..................            (15,360)               (15,759)
                                                       ---------              ---------
Net income ..................................          $  24,438              $  25,956
                                                       =========              =========
Basic earnings per share ....................          $    0.35              $    0.38
                                                       =========              =========
Average shares outstanding ..................             68,850                 68,618
                                                       =========              =========
Diluted earnings per share ..................          $    0.35              $    0.37
                                                       =========              =========
Average shares outstanding ..................             69,451                 69,368
                                                       =========              =========


Revenues and operating income of the Company's reportable segments for the three months ended September 30, 2002 and 2001 (pro forma) are as follows:

                                                      Three Months Ended September 30,
                                                      -------------------------------
                                                                           Pro Forma
                                                          2002              2001(1)
                                                       ---------           ---------
Revenues:
   Card Services ............................          $ 167,609           $ 162,814
   Check Services ...........................             86,897              75,168
                                                       ---------           ---------
                                                       $ 254,506           $ 237,982
                                                       =========           =========
Operating income:
   Card Services ............................          $  38,876           $  36,892
   Check Services ...........................             12,085              11,606
                                                       ---------           ---------
                                                          50,961              48,498
   General corporate expense ................             (4,305)             (3,502)

   Asset impairment and severance charge ....             (5,390)                 --
                                                       ---------           ---------
                                                       $  41,266           $  44,996
                                                       =========           =========

(1) See Attachment Page 2 of 7 for pro forma adjustments to historical amounts.


                             ATTACHMENT PAGE 1 OF 7

                                  CERTEGY INC.
                   PRO FORMA CONSOLIDATED STATEMENT OF INCOME
                  FOR THE THREE MONTHS ENDED SEPTEMBER 30, 2001
                    (In thousands, except per share amounts)
                                   (Unaudited)


                                                                            SFAS 142
                                                       Historical         Adjustment(1)        Pro Forma
                                                       ----------         -------------        ---------
Revenues ....................................          $ 237,982           $      --           $ 237,982
                                                       ---------           ---------           ---------
Operating expenses:
     Costs of services ......................            170,650              (2,275)            168,375
     Selling, general and administrative ....             24,611                  --              24,611
                                                       ---------           ---------           ---------
                                                         195,261              (2,275)            192,986
                                                       ---------           ---------           ---------
Operating income ............................             42,721               2,275              44,996
Other income, net ...........................                383                  --                 383
Interest expense ............................             (3,664)                 --              (3,664)
                                                       ---------           ---------           ---------
Income before income taxes ..................             39,440               2,275              41,715
Provision for income taxes ..................            (15,381)               (378)            (15,759)
                                                       ---------           ---------           ---------
Net income ..................................          $  24,059           $   1,897           $  25,956
                                                       =========           =========           =========
Basic earnings per share ....................          $    0.35                               $    0.38
                                                       =========                               =========
Average shares outstanding ..................             68,618                                  68,618
                                                       =========                               =========
Diluted earnings per share ..................          $    0.35                               $    0.37
                                                       =========                               =========
Average shares outstanding ..................             69,368                                  69,368
                                                       =========                               =========

Operating income of the Company's reportable segments for the three months ended
     September 30, 2001 on a pro forma basis is as follows:

                                                               SFAS 142
                                            Historical       Adjustment(1)       Pro Forma
                                            ----------       -------------       ---------
Operating income:
   Card Services ..................          $ 34,837           $ 2,055          $ 36,892
   Check Services .................            11,386               220            11,606
                                             --------           -------          --------
                                               46,223             2,275            48,498
   General Corporate Expense ......            (3,502)               --            (3,502)
                                             --------           -------          --------
                                             $ 42,721           $ 2,275          $ 44,996
                                             ========           =======          ========

(1) Pro forma adjustment to exclude goodwill amortization expense in accordance with SFAS 142, "Goodwill and Other Intangible Assets," as if the standard had been effective January 1, 2001.


                             ATTACHMENT PAGE 2 OF 7

                                  CERTEGY INC.
                        CONSOLIDATED STATEMENTS OF INCOME
      FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2002 AND 2001 (PRO FORMA)
                    (In thousands, except per share amounts)
                                   (Unaudited)

                                                                   Nine Months Ended September 30,
                                                                  ---------------------------------
                                                                                          Pro Forma
                                                                    2002                   2001(1)
                                                                  ---------               ---------
Revenues ...........................................              $ 744,717               $ 681,361
                                                                  ---------               ---------
Operating expenses:
    Costs of services ..............................                547,176                 497,522
    Selling, general and administrative ............                 84,786                  75,640
    Asset impairment and severance charge ..........                  5,390                      --
                                                                  ---------               ---------
                                                                    637,352                 573,162
                                                                  ---------               ---------
Operating income ...................................                107,365                 108,199
Other income (expense), net ........................                    922                    (123)
Interest expense ...................................                 (5,345)                (12,512)
                                                                  ---------               ---------
Income before income taxes and
    minority interests .............................                102,942                  95,564
Provision for income taxes .........................                (39,513)                (35,751)
Minority interests in earnings, net of tax .........                     --                    (945)
                                                                  ---------               ---------
Net income .........................................              $  63,429               $  58,868
                                                                  =========               =========
Basic earnings per share ...........................              $    0.92               $    0.86
                                                                  =========               =========
Average shares outstanding .........................                 68,913                  68,231
                                                                  =========               =========
Diluted earnings per share .........................              $    0.91               $    0.85
                                                                  =========               =========
Average shares outstanding .........................                 69,830                  68,949
                                                                  =========               =========


Revenues and operating income of the Company's reportable segments for the nine months ended September 30, 2002 and 2001 (pro forma) are as follows:


                                                                   Nine Months Ended September 30,
                                                                  ---------------------------------
                                                                                          Pro Forma
                                                                    2002                   2001(1)
                                                                  ---------               ---------
Revenues:
   Card Services ...................................              $ 497,340               $ 469,052
   Check Services ..................................                247,377                 212,309
                                                                  ---------               ---------
                                                                  $ 744,717               $ 681,361
                                                                  =========               =========
Operating income:
   Card Services ...................................              $  94,666               $  90,720
   Check Services ..................................                 30,647                  28,658
                                                                  ---------               ---------
                                                                    125,313                 119,378
   General corporate expense .......................                (12,558)                (11,179)
   Asset impairment and severance charge ...........                 (5,390)                     --
                                                                  ---------               ---------
                                                                  $ 107,365               $ 108,199
                                                                  =========               =========


(1) See Attachment Page 4 of 7 for pro forma adjustments to historical amounts.



                             ATTACHMENT PAGE 3 OF 7

                                  CERTEGY INC.
                   PRO FORMA CONSOLIDATED STATEMENT OF INCOME
                FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2001
                    (In thousands, except per share amounts)
                                   (Unaudited)

                                                                         Pro Forma Adjustments
                                                                       --------------------------
                                                     Historical         Spin(1)        SFAS 142(2)        Pro Forma
                                                     ----------        --------        ----------         ---------
Revenues ....................................        $ 681,361         $     --         $      --         $ 681,361
                                                     ---------         --------         ---------         ---------
Operating expenses:
    Costs of services .......................          501,560            2,350            (6,388)          497,522
    Selling, general and administrative .....           74,740              900                --            75,640
                                                     ---------         --------         ---------         ---------
                                                       576,300            3,250            (6,388)          573,162
                                                     ---------         --------         ---------         ---------
Operating income ............................          105,061           (3,250)            6,388           108,199
Other expense, net ..........................             (123)              --                --              (123)
Interest expense ............................           (4,099)          (8,413)               --           (12,512)
                                                     ---------         --------         ---------         ---------
Income before income taxes and
    minority interests ......................          100,839          (11,663)            6,388            95,564
Provision for income taxes ..................          (39,327)           4,549              (973)          (35,751)
Minority interests in earnings, net of tax ..             (945)              --                --              (945)
                                                     ---------         --------         ---------         ---------
Net income ..................................        $  60,567         $ (7,114)        $   5,415         $  58,868
                                                     =========         ========         =========         =========
Basic earnings per share ....................        $    0.89                                            $    0.86
                                                     =========                                            =========
Average shares outstanding ..................           68,231                                               68,231
                                                     =========                                            =========
Diluted earnings per share ..................        $    0.88                                            $    0.85
                                                     =========                                            =========
Average shares outstanding ..................           68,949                                               68,949
                                                     =========                                            =========


Operating income of the Company's reportable segments for the nine months ended
    September 30, 2001 on a pro forma basis is as follows:


                                                                         Pro Forma Adjustments
                                                                       --------------------------
                                                     Historical         Spin(1)        SFAS 142(2)        Pro Forma
                                                     ----------        --------        ----------         ---------
Operating income:
   Card Services ............................        $  85,017         $     --         $   5,703         $  90,720
   Check Services ...........................           27,973               --               685            28,658
                                                     ---------         --------         ---------         ---------
                                                       112,990               --             6,388           119,378
   General Corporate Expense ................           (7,929)          (3,250)               --           (11,179)
                                                     ---------         --------         ---------         ---------
                                                     $ 105,061         $ (3,250)        $   6,388         $ 108,199
                                                     =========         ========         =========         =========


(1) Pro forma adjustments include a) additional operating expenses of $3.3 million, which specifically relate to incremental pension expense, insurance costs, corporate headquarters rent, and stand-alone public company costs for audit, director, and stock exchange fees; b) interest expense on the $275 million of debt used to fund a cash payment to Equifax in conjunction with the spin-off, at an annual rate of LIBOR plus 100 basis points (5.76% for the six months ended June 30, 2001), plus amortization of financing costs over the three-year term of the debt; and c) the income tax benefit resulting from the pro forma adjustments using the Company's effective tax rate for the period.

(2) Pro forma adjustment to exclude goodwill amortization expense in accordance with SFAS 142, "Goodwill and Other Intangible Assets," as if the standard had been effective January 1, 2001.



                             ATTACHMENT PAGE 4 OF 7

                                  CERTEGY INC.
                            SUPPLEMENTAL INFORMATION
                                   (Unaudited)



1.  ADOPTION OF EMERGING ISSUES TASK FORCE ISSUE NO. 01-14 ("EITF 01-14"):

    In January 2002, the Company adopted Emerging Issues Task Force Issue No. 01-14 ("EITF 01-14"), "Income Statement Characterization of Reimbursements Received for 'Out-of-Pocket' Expenses Incurred," which requires that reimbursements received for out-of-pocket expenses be reclassified as revenues. Historically, the Company has netted such reimbursements against its costs in the consolidated statements of income. As a result of this required adoption and certain similar reclassifications, revenues reported for the third quarters of 2002 and 2001 have increased by $22.0 million and $20.0 million, respectively, for reimbursed out-of-pocket expenses that include postage, delivery, telecommunication, and other costs. These reclassifications, which have no impact on operating income or net income, increased segment revenues and costs of services as follows (in millions):

                                                              2001                                               2002
                                   ----------------------------------------------------------      ---------------------------------
                                   1ST QTR     2ND QTR      3RD QTR      4TH QTR        YEAR       1ST QTR      2ND QTR      3RD QTR
                                   -------     -------      -------      -------       ------      -------      -------      -------
Card Services                       $ 17.7      $ 18.6       $ 16.2       $ 16.4       $ 68.9       $ 16.9       $ 20.1       $ 17.2
Check Services                         3.0         3.7          3.8          5.4         15.9          4.0          4.3          4.8
                                    ------      ------       ------       ------       ------       ------       ------       ------
                                    $ 20.7      $ 22.3       $ 20.0       $ 21.8       $ 84.8       $ 20.9       $ 24.4       $ 22.0
                                    ======      ======       ======       ======       ======       ======       ======       ======


2.  REVENUES BY PRODUCT AND SERVICE OFFERING ARE AS FOLLOWS (IN MILLIONS):


                                                              2001                                               2002
                                   ----------------------------------------------------------      ---------------------------------
                                   1ST QTR     2ND QTR      3RD QTR      4TH QTR        YEAR       1ST QTR      2ND QTR      3RD QTR
                                   -------     -------      -------      -------       ------      -------      -------      -------
Card Issuer Services                $102.5      $106.1       $113.6       $111.9       $434.1       $107.7       $116.1       $110.6
Check Services                        66.7        70.5         75.2         92.0        304.4         77.6         82.9         86.9
Merchant Processing Services          44.6        46.8         48.0         48.2        187.6         48.5         54.3         54.1
Software and Support                   1.9         4.3          1.2          2.4          9.8          1.0          2.1          2.9
                                    ------      ------       ------       ------       ------       ------       ------       ------
                                    $215.7      $227.7       $238.0       $254.5       $935.9       $234.8       $255.4       $254.5
                                    ======      ======       ======       ======       ======       ======       ======       ======

    Reclassifications required by EITF 01-14 increased revenues by product and service offering as follows:

                                                              2001                                               2002
                                   ----------------------------------------------------------      ---------------------------------
                                   1ST QTR     2ND QTR      3RD QTR      4TH QTR        YEAR       1ST QTR      2ND QTR      3RD QTR
                                   -------     -------      -------      -------       ------      -------      -------      -------
Card Issuer Services                $ 16.5      $ 17.3       $ 15.0       $ 15.3       $ 64.1       $ 15.8       $ 19.0       $ 16.0
Check Services                         3.0         3.7          3.8          5.4         15.9          4.0          4.3          4.8
Merchant Processing Services           1.1         1.3          1.2          1.1          4.7          1.0          1.0          1.1
Software and Support                   0.1          --           --           --          0.1          0.1          0.1          0.1
                                    ------      ------       ------       ------       ------       ------       ------       ------
                                    $ 20.7      $ 22.3       $ 20.0       $ 21.8       $ 84.8       $ 20.9       $ 24.4       $ 22.0
                                    ======      ======       ======       ======       ======       ======       ======       ======


3. REVENUES BY GEOGRAPHIC AREA (BASED ON LOCATION OF CUSTOMER) ARE AS FOLLOWS (IN MILLIONS):

                                                              2001                                               2002
                                   ----------------------------------------------------------      ---------------------------------
                                   1ST QTR     2ND QTR      3RD QTR      4TH QTR        YEAR       1ST QTR      2ND QTR      3RD QTR
                                   -------     -------      -------      -------       ------      -------      -------      -------
Domestic                            $176.0      $186.9       $196.9       $207.2       $767.0       $190.0       $208.7       $210.0
International                         39.7        40.8         41.1         47.3        168.9         44.8         46.7         44.5
                                    ------      ------       ------       ------       ------       ------       ------       ------
                                    $215.7      $227.7       $238.0       $254.5       $935.9       $234.8       $255.4       $254.5
                                    ======      ======       ======       ======       ======       ======       ======       ======

    Reclassifications required by EITF 01-14 increased revenues by geographic area as follows:

                                                              2001                                               2002
                                   ----------------------------------------------------------      ---------------------------------
                                   1ST QTR     2ND QTR      3RD QTR      4TH QTR        YEAR       1ST QTR      2ND QTR      3RD QTR
                                   -------     -------      -------      -------       ------      -------      -------      -------
Domestic                            $ 19.2      $ 20.8       $ 18.3       $ 19.6       $ 77.9       $ 18.6       $ 22.6       $ 20.7
International                          1.5         1.5          1.7          2.2          6.9          2.3          1.8          1.3
                                    ------      ------       ------       ------       ------       ------       ------       ------
                                    $ 20.7      $ 22.3       $ 20.0       $ 21.8       $ 84.8       $ 20.9       $ 24.4       $ 22.0
                                    ======      ======       ======       ======       ======       ======       ======       ======




                             ATTACHMENT PAGE 5 OF 7

                                  CERTEGY INC.
                       SUPPLEMENTAL INFORMATION, CONTINUED
                                   (Unaudited)


4. INTERCHANGE FEES INCLUDED IN MERCHANT PROCESSING SERVICES REVENUES AND COSTS OF SERVICES ARE AS FOLLOWS (IN MILLIONS):

    The Company's Card Services segment includes merchant processing contracts directly with merchants and with merchants' financial institutions. When the Company has a direct relationship with the merchant, revenues collected are primarily based on a discount rate, which considers the cost of interchange fees (processing fees paid to credit card associations). When the merchant relationship is with the financial institution, the Company collects transaction fees plus the interchange fees. In both instances, the Company is responsible for collecting the interchange fees from the merchant after settling with the credit card associations. Interchange fees are recorded as a component of revenues and costs of services. Interchange fees included in revenues and costs of services are as follows:


                                                              2001                                               2002
                                   ----------------------------------------------------------      ---------------------------------
                                   1ST QTR     2ND QTR      3RD QTR      4TH QTR        YEAR       1ST QTR      2ND QTR      3RD QTR
                                   -------     -------      -------      -------       ------      -------      -------      -------
Interchange Fees                    $ 34.7      $ 36.4       $ 37.2       $ 37.8       $146.1       $ 39.5       $ 43.9       $ 43.8
                                    ======      ======       ======       ======       ======       ======       ======       ======


5. CHECK VOLUMES IN DOLLARS ARE AS FOLLOWS (IN BILLIONS):

                                                              2001                                               2002
                                   ----------------------------------------------------------      ---------------------------------
                                   1ST QTR     2ND QTR      3RD QTR      4TH QTR        YEAR       1ST QTR      2ND QTR      3RD QTR
                                   -------     -------      -------      -------       ------      -------      -------      -------
Domestic                            $  6.1      $  6.8       $  7.0       $  9.1       $ 29.0       $  7.1       $  7.7       $  7.7
International                          0.8         0.8          0.7          0.8          3.1          0.8          0.8          0.9
                                    ------      ------       ------       ------       ------       ------       ------       ------
                                    $  6.9      $  7.6       $  7.7       $  9.9       $ 32.1       $  7.9       $  8.5       $  8.6
                                    ======      ======       ======       ======       ======       ======       ======       ======

Guarantee                           $  5.0      $  5.4       $  5.6       $  7.3       $ 23.3       $  6.0       $  6.4       $  6.6
Verification                           1.9         2.2          2.1          2.6          8.8          1.9          2.1          2.0
                                    ------      ------       ------       ------       ------       ------       ------       ------
                                    $  6.9      $  7.6       $  7.7       $  9.9       $ 32.1       $  7.9       $  8.5       $  8.6
                                    ======      ======       ======       ======       ======       ======       ======       ======


6. NUMBER OF CARDS AND ACCOUNTS PROCESSED (END OF PERIOD) ARE AS FOLLOWS (IN MILLIONS):

                                                 2001                                               2002
                          ------------------------------------------------            -----------------------------------
                          1ST QTR       2ND QTR      3RD QTR       4TH QTR            1ST QTR       2ND QTR       3RD QTR
                          -------       -------      -------       -------            -------       -------       -------
Cards:
   Domestic                 20.9          21.4         21.7          21.5               21.9          22.0          22.2
   International            14.0          16.0         19.3          20.2               21.3          22.0          24.0
                            ----          ----         ----          ----               ----          ----          ----
                            34.9          37.4         41.0          41.7               43.2          44.0          46.2
                            ====          ====         ====          ====               ====          ====          ====

Accounts:
   Domestic                 16.0          16.4         16.6          16.5               16.7          16.9          17.1
   International            12.5          14.3         17.1          17.9               18.9          19.3          20.5
                            ----          ----         ----          ----               ----          ----          ----
                            28.5          30.7         33.7          34.4               35.6          36.2          37.6
                            ====          ====         ====          ====               ====          ====          ====


7.  MERCHANT VOLUMES IN DOLLARS AND NUMBER OF TRANSACTIONS ARE AS FOLLOWS:


                                                              2001                                               2002
                                   ----------------------------------------------------------      ---------------------------------
                                   1ST QTR     2ND QTR      3RD QTR      4TH QTR        YEAR       1ST QTR      2ND QTR      3RD QTR
                                   -------     -------      -------      -------       ------      -------      -------      -------
Dollars (in billions)               $  1.9      $  2.1       $  2.1       $  2.1       $  8.2       $  2.2       $  2.4       $  2.4
                                    ======      ======       ======       ======       ======       ======       ======       ======
Number of Transactions
(in millions)                         25.0        27.4         28.1         28.7        109.2         30.9         33.7         33.6
                                    ======      ======       ======       ======       ======       ======       ======       ======



                             ATTACHMENT PAGE 6 OF 7

                                  CERTEGY INC.
                       SUPPLEMENTAL INFORMATION, CONTINUED
                                   (Unaudited)


8. CURRENCY TRANSLATION INCREASED (DECREASED) REVENUES AND OPERATING INCOME IN 2002 AS FOLLOWS (IN MILLIONS):

                                     REVENUES
                    ----------------------------------------------
                    1ST QTR      2ND QTR      3RD QTR        YTD
                    -------      -------      -------       ------
Card Services        $(2.9)       $(0.7)       $(1.7)       $(5.3)
Check Services        (0.3)         0.3          0.9          0.9
                     -----        -----        -----        -----
                     $(3.2)       $(0.4)       $(0.8)       $(4.4)
                     =====        =====        =====        =====


                                  OPERATING INCOME
                    ----------------------------------------------
                    1ST QTR      2ND QTR      3RD QTR        YTD
                    -------      -------      -------       ------
Card Services        $(0.2)       $  --        $(0.4)       $(0.6)
Check Services          --          0.1          0.2          0.3
                     -----        -----        -----        -----
                     $(0.2)       $ 0.1        $(0.2)       $(0.3)
                     =====        =====        =====        =====


9.  DEPRECIATION AND AMORTIZATION BY SEGMENT IS AS FOLLOWS (IN MILLIONS):


                                                       2001 (HISTORICAL)                                        2002
                                   ----------------------------------------------------------      ---------------------------------
                                   1ST QTR     2ND QTR      3RD QTR      4TH QTR        YEAR       1ST QTR      2ND QTR      3RD QTR
                                   -------     -------      -------      -------       ------      -------      -------      -------
Card Services                       $  8.9      $  9.5       $ 10.1       $ 10.3       $ 38.8       $  8.1       $  7.9       $  8.0
Check Services                         1.5         1.5          1.7          2.1          6.8          1.8          1.6          1.7
Corporate                               --          --           --          0.1          0.1          0.1          0.1          0.1
                                    ------      ------       ------       ------       ------       ------       ------       ------
                                    $ 10.4      $ 11.0       $ 11.8       $ 12.5       $ 45.7       $ 10.0       $  9.6       $  9.8
                                    ======      ======       ======       ======       ======       ======       ======       ======


    In accordance with SFAS 142, "Goodwill and Other Intangible Assets," amortization of goodwill ceased effective January 1, 2002. The pro forma 2001 depreciation and amortization amounts presented below exclude goodwill amortization expense as if the standard had been effective January 1, 2001.

                                       2001 (PRO FORMA)
                    ------------------------------------------------------
                    1ST QTR     2ND QTR     3RD QTR     4TH QTR      YEAR
                    -------     -------     -------     -------      -----
Card Services        $ 7.1       $ 7.6       $ 8.0       $ 8.2       $30.9
Check Services         1.3         1.3         1.5         1.9         6.0
Corporate               --          --          --         0.1         0.1
                     -----       -----       -----       -----       -----
                     $ 8.4       $ 8.9       $ 9.5       $10.2       $37.0
                     =====       =====       =====       =====       =====


10.  CAPITAL EXPENDITURES AND ACQUISITIONS ARE AS FOLLOWS (IN MILLIONS):


                                                              2001                                               2002
                                   ----------------------------------------------------------      ---------------------------------
                                   1ST QTR     2ND QTR      3RD QTR      4TH QTR        YEAR       1ST QTR      2ND QTR      3RD QTR
                                   -------     -------      -------      -------       ------      -------      -------      -------
Capital expenditures                $ 12.3      $ 14.4       $ 14.0       $  8.6       $ 49.3       $ 12.1       $ 14.7       $ 12.8
                                    ======      ======       ======       ======       ======       ======       ======       ======
Acquisitions, net of
cash acquired                       $   --      $ 55.5       $ 23.5       $   --       $ 79.0       $   --       $   --       $   --
                                    ======      ======       ======       ======       ======       ======       ======       ======



                             ATTACHMENT PAGE 7 OF 7